UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2007, Kraft’s Board amended the company’s by-laws to expand the number of directors to twelve (12) members, and Myra M. Hart and Fredric G. Reynolds were appointed to the Board. Separately, Louis C. Camilleri stepped down from the Board effective, December 7, 2007.

Ms. Hart previously served as Professor of Management Practice, Harvard Business School, until her recent retirement. She was a founding member of Staples, Inc. and previously served as Vice President of Growth and Development, leading operations, strategic planning and growth implementation. Ms. Hart serves on the boards of several public companies including Office Depot, Inc. and Summer Infant, Inc. Ms. Hart is also a Director of the Center for Women’s Business Research, a Trustee Emeritus of Cornell University and a Trustee of Babson College.

Mr. Reynolds currently serves as Executive Vice President and Chief Financial Officer of CBS Corporation. He previously served as President and Chief Executive Officer of Viacom Television Stations group, as Executive Vice President and Chief Financial Officer of Viacom Inc., as Executive Vice President and Chief Financial Officer of Westinghouse Electric Corporation and as Senior Vice President and Chief Financial Officer for PepsiCo Foods International, PepsiCo’s Frito-Lay unit

Ms. Hart is named to the Compensation Committee and the Nominating and Governance Committee of the board of directors, effective February 1, 2008. Mr. Reynolds is named to the Audit Committee and the Public Affairs Committee of the board of directors, effective February 1, 2008.

There are no related persons transactions under Item 404(a) of Regulation S-K between Kraft and Ms. Hart and between Kraft and Mr. Reynolds.

Each of Ms. Hart and Mr. Reynolds will receive the standard compensation received by non-employee directors. These compensation arrangements are discussed in Kraft’s Form 8-K dated April 24, 2007.

A copy of the press release announcing these changes is attached as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 7, 2007, the Board adopted an amendment to Article II, Section 2 of Kraft’s Amended and Restated By-Laws to increase the size of the Board from eleven (11) to twelve (12) members. The complete text of the amendment is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amendment to Amended and Restated By-Laws of Kraft Foods Inc., dated December 7, 2007.

99.1	Kraft Foods Inc. Press Release, dated December 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: December 13, 2007	/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary